____________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
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FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2009

ALLEGRO BIODIESEL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21982 (Commission File Number)	20-5748331 (IRS Employer Identification No.)

6033 West Century Boulevard, Suite 1090, Los Angeles, California 90045
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (310) 670-2093

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Allegro under any of the following provisions (see General Instruction A.2.below):

[__]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 4, 2009, the Registrant issued the press release attached hereto as Exhibit 99.1 describing the arbitration award it received on January 30, 2009, against the former members of Vanguard Synfuels, LLC.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated February 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunder duly authorized.

Date:   February 4, 2009

ALLEGRO BIODIESEL CORPORATION

By:         /s/ W. Bruce Comer III
W. Bruce Comer III
Chief Executive Officer